    As filed with the Securities and Exchange Commission on August 20, 2004

                                                    Registration No. 333-_______

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                ----------------

                            THE LAMSON & SESSIONS CO.
             (Exact Name of Registrant as Specified in Its Charter)

               Ohio                                    34-0349210
   (State or Other Jurisdiction            (I.R.S. Employer Identification No.)
 of Incorporation or Organization)

             25701 Science Park Drive, Cleveland, Ohio        44122-7313
         (Address of Principal Executive Offices Including     Zip Code)

                            THE LAMSON & SESSIONS CO.
                           1998 INCENTIVE EQUITY PLAN
                 (AS AMENDED AND RESTATED AS OF APRIL 30, 2004)
                            (Full Title of the Plan)

                                  James J. Abel
                      Executive Vice President, Secretary,
                      Treasurer and Chief Financial Officer
                            25701 Science Park Drive
                           Cleveland, Ohio 44122-7313
                     (Name and Address of Agent For Service)

                                  216/464-3400
          (Telephone Number, Including Area Code, of Agent For Service)


                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
Title of                                            Proposed Maxi-           Proposed Maxi-           Amount of
Securities to              Amount to be             mum Offering             mum Aggregate            Registration
Be Registered              Registered(1)            Price Per Share(2)       Offering Price(2)        Fee
-------------------------------------------------------------------------------------------------------------------
Common Shares,
Without par value(3)       620,000                     $7.06                    $4,377,200.00           $554.59
-------------------------------------------------------------------------------------------------------------------


(1) Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional shares of Common Shares, without par value (the "Common Shares") as may become issuable pursuant to the anti-dilution provisions of The Lamson & Sessions Co. 1998 Incentive Equity Plan (As Amended And Restated As of April 30, 2004) (the "Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to Rule 457(c) and (h) of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on August 16, 2004 within five business days prior to filing.

(3) One serial preference stock purchase right (a "Right") will also be issued with respect to each Common Share. The terms of the Rights are described in the Form 8-A filed by The Lamson & Sessions Co. (the "Registrant") on September 9, 1998.

                         Exhibit Index Appears on Page 5



                               Page 1 of 5 Pages

                                     Part II


         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 333-61911 on Form S-8, Registration Statement No. 333-51330 and Registration Statement No. 333-63280, each on Form S-8 as filed by the Registrant with the Securities and Exchange Commission (the "SEC") on August 20, 1998, December 6, 2000, and June 19, 2001, respectively, are incorporated herein by reference.

Item 8. Exhibits
        --------

         The following Exhibits are being filed as part of this Registration
Statement:

         4(a) Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-8 (Registration No. 333-32875), filed with the SEC on August 5, 1997)

         4(b) Certificate of Adoption of Amendment to Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit A to Exhibit 4.1 to the Registrant's Form 8-A filed with the SEC on September 9, 1998 and incorporated herein by reference)

         4(c) Amended Code of Regulations of the Registrant (incorporated by reference to Exhibit 3(a) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001)

         4(d) 1998 Incentive Equity Plan (As Amended and Restated as of April 30, 2004) (incorporated by reference to Appendix A of the Registrant's Proxy Statement dated March 29, 2004)

         4(e) Rights Agreement, dated September 8, 1998, between the Registrant and National City Bank (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed with the SEC on September 9, 1998)

         5        Opinion of Counsel

         23(a)    Consent of Independent Registered Public Accounting Firm

         23(b)    Consent of Counsel (included in Exhibit 5)

         24       Power of Attorney




                               Page 2 of 5 Pages

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, as of August 20, 2004.

                        THE LAMSON & SESSIONS CO.

                        By:  /s/  James J. Abel
                            -------------------------
                            James J. Abel
                            Executive Vice President, Secretary, Treasurer and Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below as of August 20, 2004.

       Signature                              Title
       ---------                              -----

 /s/  John B. Schulze       Chairman of the Board, President and Chief Executive
------------------------    Officer (Principal Executive Officer); Director
John B. Schulze

 /s/  James J. Abel         Executive Vice President, Secretary, Treasurer and
------------------------    Chief Financial Officer; (Principal Financial
James J. Abel               Officer); Director

 /s/  Lori L. Spencer       Vice President and Controller
------------------------    (Principal Accounting Officer)
Lori L. Spencer


  *                         Director
------------------------
James T. Bartlett


  *                         Director
------------------------
Francis H. Beam, Jr.


  *                         Director
------------------------
Martin J. Cleary


  *                         Director
------------------------
William H. Coquillette


  *                         Director
------------------------
John C. Dannemiller

                               Page 3 of 5 Pages

  *                         Director
------------------------
George R. Hill


  *                         Director
------------------------
A. Malachi Mixon, III


  *                         Director
------------------------
D. Van Skilling





         * James J. Abel, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above officers and directors (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this Registration Statement.

August 20, 2004                 By:   /s/  James J. Abel
                                      ---------------------------------------
                                      James J. Abel, Attorney-in-Fact




                               Page 4 of 5 Pages

                                  EXHIBIT INDEX
                                  -------------




         The following Exhibits are being filed as part of this Registration
Statement:

         4(a) Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-8 (Registration No. 333-32875), filed with the SEC on August 5, 1997)

         4(b) Certificate of Adoption of Amendment to Amended Articles of Incorporation of the Registrant (incorporated by reference to Exhibit A to Exhibit 4.1 to the Registrant's Form 8-A filed with the SEC on September 9, 1998 and incorporated herein by reference)

         4(c) Amended Code of Regulations of the Registrant (incorporated by reference to Exhibit 3(a) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001)

         4(d) 1998 Incentive Equity Plan (As Amended and Restated as of April 30, 2004) (incorporated by reference to Appendix A of the Registrant's Proxy Statement dated March 29, 2004)

         4(e) Rights Agreement, dated September 8, 1998, between the Registrant and National City Bank (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A filed with the SEC on September 9, 1998)

         5        Opinion of Counsel

         23(a)    Consent of Independent Registered Public Accounting Firm

         23(b)    Consent of Counsel (included in Exhibit 5)

         24       Power of Attorney






                               Page 5 of 5 Pages